EXHIBIT 10.2

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) would likely cause competitive harm if publicly disclosed. Excluded information is indicated with brackets and asterisks.

University of Pennsylvania

Fourth Amendment to License Agreement

This Fourth Amendment to License Agreement (this “Fourth Amendment”) effective as of  April 4, 2019 (this “Fourth Amendment Effective Date”), is made by and between The Trustees of the University of Pennsylvania (“Penn”) and REGENXBIO Inc. (“Company”) (collectively, the “Parties”) and amends the License Agreement between the Parties, which was effective as of February 24, 2009, as subsequently amended by a First Amendment dated March 6, 2009, a Second Amendment dated September 9, 2014, and a Third Amendment dated April 29, 2016 (the “License Agreement”).  All capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

BACKGROUND

WHEREAS, there is a Sponsored Research Agreement between the Parties, which has an effective date of December 1, 2014, as subsequently amended by the First Amendment to Sponsored Research Agreement dated April 30, 2016, the Second Amendment to Sponsored Research Agreement dated December 21, 2016, the Third Amendment to Sponsored Research Agreement dated December 23, 2016, the Fourth Amendment to Sponsored Research Agreement dated June 15, 2017, the Fifth Amendment to Sponsored Research Agreement dated January 18, 2018, the Sixth Amendment to Sponsored Research Agreement dated June 20, 2018, and the Seventh Amendment to Sponsored Research Agreement dated December 18, 2018 (“2014 SRA”), and the 2014 SRA includes research relating to Batten disease as part of the Sponsored Research (as defined in the 2014 SRA);

WHEREAS, Penn has agreed to grant Company a license under the Institution Intellectual Property (as defined in the 2014 SRA) in the 2014 SRA; and

WHEREAS, the Parties desire that the License Agreement be amended as set forth below to reflect the rights and licenses granted to Company in accordance with the 2014 SRA;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be bound, hereby mutually agree to the following:

1.	The following definitions shall be added to Section 1.2 of the License Agreement and incorporated in its entirety:

“Background Know-How” means all:

(i)Know-How that (a) was developed by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn, and (b) is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to September 9, 2014 or is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn during the performance of a Company sponsored research program after September 9, 2014, and (c) is owned by Penn, and (d) is necessary or useful for the practice of the Patent Rights in connection with the manufacture, use, sale, importation and/or other exploitation of the Licensed Products or the practice of the Licensed Processes in the Territory in the Field of Use, including, without, limitation, any Know-How necessary for the Company to  manufacture or have manufactured the materials produced by the Penn Vector Core or Dr. Wilson's lab at Penn; and

(ii)Penn Study Data; and

(iii)any and all information, discoveries, software, methods, works of authorship, techniques, formulae, data, biological materials, processes, unpatentable inventions and other know-how, not including the Patent Rights, that (a) was developed on or after October 1, 2015 by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn, and (b) is related to Batten disease, and (c) is owned by Penn, and (d) is necessary or useful for the practice of the Patent Rights in connection with the manufacture, use, sale, importation and/or other exploitation of the Licensed Products or the practice of the Licensed Processes in the Territory in the Batten Field of Use.

“Batten’s Field of Use” means the treatment of a form of Batten disease known as late infantile ceroidal lipofuscinosis (LINCL) via AAV mediated gene therapy delivery of tripeptidyl peptidase 1 (TPP1).

2.	The following definitions in Section 1.2 of the License Agreement shall be amended and restated in their entirety as follows:

“Field of Use” means any and all fields of use, except with respect to (i) the Patent Rights listed in Exhibit A, Part 2 and all related Know-How and data, for which the Field of Use is limited to viral vector mediated gene therapy, and (ii) the Penn Study Data, for which the Field of Use is limited to the treatment of familial hypercholesterolemia (FH).  For clarity, the Field of Use includes the Batten Field of Use.

“Patent Rights” means:

(i)all of Penn’s patent rights represented by or issuing from the United States patents and patent applications (including provisional patent applications) listed in Exhibit A, as well as any continuations, continuations-in-part (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A), divisionals, reexaminations, renewals, re-issues, substitutions, extensions and foreign counterparts of any of the foregoing, and all other patents and patent applications that claim priority from or have common priority with any of the foregoing patents and patent applications (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A) and including any patents issuing from any of the foregoing; and

(ii)all patentable inventions (to the extent they are or become available for license) that (a) were discovered by Dr. Wilson, or other Penn researchers working under his direct supervision at Penn and (b) (I) are related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to the Effective Date or under the SRA, or (II) are necessary or useful for the practice of Penn’s patent rights in the Batten’s Field of Use and conceived and reduced to practice on or after October 1, 2015; and (c) are owned and controlled by Penn.

“SRA” means each of: 1) the Sponsored Research Agreement between the Company and Penn effective as of February 24, 2009, as subsequently amended; 2) the Sponsored Research Agreement between the Company and Penn effective as of November 1, 2013 and any subsequent amendments thereof; and 3) the 2014 SRA and any future amendments thereof.

3.	Section 3 is hereby amended to add Section 3.1.1 after Section 3.1 as follows:

3.1.1  Upfront Fees.  In partial consideration of the licenses and rights granted to Company in this Agreement, Company shall pay Penn a one-time upfront fee of [****] within [****] of the Fourth Amendment Effective Date.

4.	New Section 3.2(d) of the License Agreement is hereby added as set forth below:

“3.2(d) In addition to the royalty due under this Section 3.2, Company shall pay to Penn a [****] additional royalty percentage on Net Sales of Licensed Pharmaceutical Products in the Batten Field of Use sold by Company and its Affiliates and an additional [****] royalty percentage received by Company from third parties on Net Sales of Licensed Pharmaceutical Products in the Batten Field of Use by such third parties.  For example, for Net Sales of Licensed Pharmaceutical Products using a novel AAV sold by Company or its Affiliates where annual Net Sales are greater than or equal to [****], the royalty is [****] for such Licensed Pharmaceutical Products in the Batten Field of Use.  As a further example, for Net Sales of Licensed Pharmaceutical Products sold by third parties where third party annual Net Sales are greater than or equal to [****], Company shall pay Penn [****] of the royalties received by Company from third parties for such Licensed Pharmaceutical Products in the Batten Field of Use.”

5.	The last paragraph of Section 3.2 of the License Agreement is amended and restated in its entirety as follows:

“Notwithstanding the foregoing (i) in no event shall the [****] paid to Penn by the Company pursuant to Sections 3.2(c) and 3.2(d) above, [****] that would be payable to Penn by the Company on such Net Sales of Licensed Pharmaceutical Products sold by Company and (ii) in no event shall [****] be payable in connection with any [****].  No royalties other than the payments set forth herein shall be due in connection with the exercise of the rights granted herein.  [****].”

6.	The following provision shall be added to the License Agreement as Section 3.3 and incorporated in its entirety:

3.3 Development Milestones.  In partial consideration of the rights and licenses granted to Company under the Agreement, Company shall pay Penn the following milestone payments within [****] after the first achievement of each event for the first Licensed Product in the Batten Field of Use to achieve the following milestone events:

Development Milestone	Milestone Payment
1. First dosing of the first human subject in a Phase 1/2 Clinical Trial in the Batten Field of Use	[****]
2. First dosing of the first human subject in a Phase 3 Clinical Trial in the Batten Field of Use	[****]
3. BLA Acceptance in the Batten Field of Use in the United States	[****]
4. Receipt of Marketing Authorization in the Batten Field of Use outside of the United States	[****]
Total	[****]

For clarity, the milestone payments set forth in Section 3.3 are [****] with respect to the first Licensed Product in the Batten Field of Use to achieve the foregoing milestone events, regardless of the total number of Licensed Products arising in the Batten Field of Use that achieve the milestone event, and regardless of whether the milestone is achieved by Company, any Affiliate, or any sublicensee.

7.	The following provision shall be added to the License Agreement as Section 3.4 and incorporated in its entirety:

3.4 Net Sales Milestones.  In partial consideration of the rights and licenses granted to Company under this Agreement, Company shall pay Penn the following milestone payments within [****] following the end of the calendar year during which annual Net Sales of Licensed Products within the Batten Field of Use achieve the sales milestones indicated below, regardless of whether the milestone is achieved by Company, any Affiliate, or any sublicensee:

Milestone	Milestone Payment
1. Annual worldwide Net Sales of Licensed Products within the Batten Field of Use are [****]	[****]
2. Annual worldwide Net Sales of Licensed Products within the Batten Field of Use are [****]	[****]
Total	[****]

For clarity, the foregoing annual Net Sales milestones are [****] Licensed Products within the Batten Field of Use achieve the above annual Net Sales.  In addition, in the event that the second annual Net Sales milestone is met with respect to Licensed Products within the Batten Field of Use prior to the achievement of the first annual Net Sales milestone, then the first annual Net Sales milestone with respect to Licensed Products shall also be due along with the payment of the second annual Net Sales milestone.

8.	Section 3.5 of the License Agreement shall be amended as follows:

a.The heading “A. In all Fields of Use other than the Batten Field of Use” shall be added before the table listing the Date of Sublicense Grant and Sublicensing Fees.

b.The following shall be added after the table listing the Date of Sublicense Grant and Sublicensing Fees:

B.In the Batten Field of Use:

Date of Sublicense Grant	Sublicensing Fees
During the period commencing on the Fourth Amendment Effective Date and ending the day prior to the first dosing of the first human subject in a Phase 1/2 Clinical Trial	[****]
Any date on or after the first dosing of the first human subject in a Phase 1/2 Clinical Trial	[****]

9.	The following definitions shall be added to Section 3.8 of the License Agreement and incorporated herein in their entirety:

“BLA” means a New Drug Application filed with the FDA as described in 21 C.F.R. § 314, a Biological License Application pursuant to 21 C.F.R. § 601.2, or any equivalent or any corresponding application for Marketing Authorization in any country or regulatory jurisdiction other than the United States.

“Marketing Authorization” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport, marketing and sale of Licensed Products in a country or regulatory jurisdiction.

10.	Exhibit A of the License Agreement is hereby amended and restated in its entirety to add the Patent Rights as set forth in Appendix A to this Fourth Amendment.

11.

To Penn’s knowledge through its Penn Center for Innovation, as of the Fourth Amendment Effective Date, Penn does not Control any patent or patent application related to the Batten disease clinical candidate RGX-181 ([****]) (the “Batten Clinical Candidate”) transgene and expression cassette (other than the Patent Rights set forth in Appendix A to this Fourth Amendment) that would necessarily be infringed by the use or sale of a Licensed Product containing the Batten Clinical Candidate within the Batten Field of Use.  If it is determined that as of the Fourth Amendment Effective Date Penn Controls a patent or patent application directly related to the Batten Clinical Candidate transgene and expression cassette (other than the Patent Rights set forth in Appendix A) that was conceived and reduced to practice solely in the Wilson Lab and that would necessarily be infringed by the use or sale of a Licensed Product containing the Batten Clinical Candidate within the Batten Field of Use, then the Parties shall amend Exhibit A to include such applicable patent or patent application  For the purpose of this Section 11, “Control” means the possession by Penn (whether by ownership or license, other than pursuant to this Agreement) of the ability to grant to Company access, a license, or a sublicense (as applicable) to the applicable patent or patent application on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any third party.

12.

This Fourth Amendment amends the terms of the License Agreement and is deemed incorporated into, and governed by all other terms of, the License Agreement.  To the extent that the License Agreement is explicitly amended by this Fourth Amendment, the terms of this Fourth Amendment will control where the terms of the License Agreement are contrary to or conflict with the terms of this Fourth Amendment.  All other terms and conditions of the License Agreement not explicitly amended by this Fourth Amendment shall remain in full force and effect.  The License Agreement, as previously amended, shall, together with this Fourth Amendment, be read and construed as a single instrument.

13.

Signatures on this Fourth Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Fourth Amendment shall be effective as if simultaneously executed.

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IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Fourth Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley
Name:	John S. Swartley, PhD
Title:	Associate Vice Provost for Research and Managing Director, PCI
Date:	April 5, 2019

REGENXBIO INC.

By:	/s/ Kenneth T. Mills
Name:	Kenneth T. Mills
Title:	President and CEO
Date:	April 5, 2019

Appendix A - Patent Rights

Exhibit A

Patents and Patent Applications in the Patent Rights

Exhibit A- Part 1; No Field of Use Limitation

[****]

Exhibit A, Part 2-

Field of Use limited to viral vector mediated delivery of gene therapy product.

[****]

Penn / Wilson Lab Know-How for the Familial Hypercholesterolemia and Onithine

Transcarbamylase Deficiency (OTC) Programs

FH Know-How (associated with [****])

[****]

OTC Know-How (associated with [****])

[****]